Other liabilities	12 Months Ended
Dec. 31, 2019
Other liabilities [Abstract]
Disclosure of other liabilities [text block]

22Other liabilities

Other non-current liabilities

Non-current liabilities were EUR 71 million at December 31, 2019 (December 31, 2018: EUR 72 million). Due to the implementation of IFRIC 23, as explained in the Significant accounting policies, the Other tax liability is reclassified to the new Non-current tax liabilities line in the Consolidated balance sheets.

Non-current liabilities are associated mainly with indemnification and non-current accruals.

Other current liabilities

Other current liabilities are summarized as follows:

Philips Group

Other current liabilities

in millions of EUR

2018 - 2019

	2018	2019
Accrued customer rebates that cannot be offset with accounts receivables for those customers	422	427
Other taxes including social security premiums	178	241
Other liabilities	137	188
Other current liabilities	737	856

The other liabilities per December 31, 2018 and 2019 include reclassifications from litigation provisions to liabilities due to settlements reached. For more details reference is made to Litigation provisions in Provisions and to Legal proceedings in Contingent assets and liabilities.

Contract liabilities

Non-current contract liabilities were EUR 348 million at December 31, 2019 (December 31, 2018: EUR 226 million) and current contract liabilities were EUR 1,170 million at December 31, 2019 (December 31, 2018: EUR 1,303 million).

The current contract liabilities decreased with EUR 133 million. The year-on-year change is mainly driven by decrease in deferred balance for customer service contracts.

The current contract liabilities as per December 31, 2018 resulted in revenue recognized of EUR 1,303 million in 2019.